TRANSACTION SYSTEMS ARCHITECTS, INC.

                       1997 Management Stock Option Plan

         Section 1. Purpose. The purpose of the Transaction Systems Architects, Inc. 1997 Management Stock Option Plan (the "Plan") is to provide long term incentives and rewards to Management of Transaction Systems
Architects, Inc. (the "Company") and its Subsidiaries, by providing an opportunity to selected Management Employees to purchase Common Stock of the Company. By encouraging stock ownership, the Company seeks to attract and retain Management Employees and to encourage their best efforts to work at the success of the Company.

         Section 2. Definitions. For purposes of this Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

         2.1. "Board of Directors" shall mean the Board of Directors of the Company.

         2.2. "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

         2.3.     "Committee"   shall  mean  the   committee  of  the  Board  of
Directors referred to in Section 5 hereof.

         2.4.     "Common  Stock"  shall  mean the  Class A Common  Stock of the
Company.

         2.5. "Management Employee" shall mean any person in Management, who, at the time an Option is granted to such person hereunder, is actively and customarily employed for 30 hours or more per week by the Company or any Subsidiary of the Company including, without limitation, employee-officers.

         2.6. "Fair Market Value" shall mean the closing bid price on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system for a share of Common Stock.

         2.7. "Option" shall mean an option granted to a Participant pursuant to the Plan which is intended to be, and qualifies as, a
"non-qualified stock option" as described in Treasury Regulation Section 1.83-7 and which shall not constitute nor be treated as an "incentive stock option" as defined in Section 422A(b) of the Code.

         2.8. "Participant" shall mean any Management Employee to whom an Option is granted under this Plan.

         2.9. "Subsidiary of the Company" shall have the meaning set forth in Section 424(f) of the Code.

         Section 3. Eligibility. Options may be granted to any Management Employee. The Committee shall have the sole authority to select the
Management Employees to whom Options are to be granted hereunder, and to determine whether a Management Employee is to be granted an Option. No Management Employee shall have any right to participate in the Plan.

         Section 4. Common Stock Subject to the Plan.

         4.1. The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate one-million fifty-thousand (1,050,000) shares of Common Stock.

         4.2. The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under this Plan. If any shares of Common Stock acquired pursuant to the exercise of an Option shall have been repurchased by the Company, then such shares shall again become available for issuance pursuant to the Plan.

         Section 5. Administration of the Plan.

         5.1 The Plan shall be administered by the Compensation Committee of the Board of Directors, or such other committee of the Board as may be directed by the Board (the "Committee") consisting of no less than two persons. All members of the committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

         5.2. The Committee shall have the sole authority and discretion to grant Options under this Plan and, subject to the limitations set forth in
Section  6  hereof,  to  determine  the terms  and  conditions  of all  Options, including, without limitation, (i) selecting the Participants who are to be granted Options hereunder; (ii) establishing the number of shares of Common Stock that may be issued under each Option; (iii) determining the time and the conditions subject to which Options may be exercised in whole or in part; (iv) determining the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (v) imposing restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vi) determining the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (vii) determining the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal);
(viii) establishing a vesting provision for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (ix) requiring as a minimum vesting that no Option may be exercised during the first year from the date it is granted, that after one year from the date an Option is granted, it may be exercised as to not more than 25 percent of the shares optioned, and after the expiration of the second, third and fourth years from the date the Option is granted, it may be exercised as to no more than an additional 25 percent of such shares plus any shares as to which the Option might theretofore have been exercised but shall not have been exercised; (x) accelerating the time when outstanding Options may be exercised; (xi) determining the circumstances under which the purchase price of the Options may be refunded to the Participant in event of death, disability, or involuntary termination; and (xii) establishing any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of this Plan.

         5.3. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

         5.4.     The  interpretation  and  construction by the Committee of any
provision  of  the  Plan,  any  Option   granted   hereunder  or  any  agreement
evidencing any such Option shall be final and conclusive upon all parties.

         5.5 Only members of the Committee shall vote on any matter affecting the administration of the Plan or the granting of Options under the Plan.

         5.6. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors (or the Committee) shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

         Section 6. Terms and Conditions of Options.

         6.1. The terms and conditions of each Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the
Participant in such form as the Committee shall approve. The terms and conditions of each Option will be such that each Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in
Section 422A of the Code and will be a "non-qualified stock option" for United States Federal income tax purposes. The terms and conditions of any Option granted hereunder need not be identical to those of any other Option granted hereunder.



         The terms and conditions of each Option agreement shall include the following:

                  (a) The Option exercise price shall be fixed by the Committee and will either be equal to or more than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date such Option is granted. For any Options granted to a Participant prior to approval of this Plan by the Company's Stockholders, the Option exercise price will be equal to the Fair Market Value on the day of Stockholder approval of this Plan.

                  (b) The Option purchase price which a Participant will be required to pay to the Company for such Option will be U.S. $3.00 per share and the option purchase price will be payable by the Participant to the Company within fourteen (14) days after the grant of such Option. For any Options granted to a Participant prior to approval of this Plan by the Company's Stockholders, the Option purchase price will be payable by the Participant to the Company within fourteen (14) days after the day of Stockholder approval of this Plan.

                  (c) The Option vesting period shall be at a minimum a total of four years from the date of grant of such Options. After one year from the date an Option is granted, it may be exercised as to not more than 25 percent of the shares optioned, and after the expiration of the second, third, and fourth years from the date the Option is granted, it may be exercised as to no more than an additional 25 percent of such shares optioned plus any shares as to which the Option might theretofore have been exercised but shall not have been exercised.

                  (d) The Committee shall fix the exercise term of all Options granted pursuant to the Plan provided, however, that while a Participant is employed by the Company such term shall in no event be less than five years from the date on which such Option is granted.

                  (e) Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a
         Participant's lifetime an Option shall be exercisable only by the Participant.

                  (f) In the event that the Company is required to withhold any U.S. Federal, state, local or foreign taxes in respect of any compensation income realized by the Participant in respect of an Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of an Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, local or foreign taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state, local or foreign taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.




                  (g) In the sole discretion of the Committee the terms and conditions of any Option may (but need not) include any of the following provisions:

                                    (i)     In the  event  a  Participant  shall
                  cease to be a Management Employee of the Company or Subsidiary of the Company for any reason other than as a result of his death or "disability" (within the meaning of
                  Section 22(e)(3) of the Code), the vested and unexercised portion of any Option held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Option as of the date on which he ceased to be so employed.

                                    (ii)    In the  event  a  Participant  shall
                  cease to be a Management Employee of the Company or Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the vested and unexercised portion of any Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such Option if it had been completely exercisable.

                                    (iii)   In the  event  a  Participant  shall
                  die while employed by the Company or Subsidiary of the Company, the vested and unexercised portion of any Option held by  such  Participant  at the  time of  their  death  may only be exercised within one year after the date of such Participant's death, and only to the extent that the
                  Participant could have otherwise exercised such Option if it had been completely exercisable. In such event, such Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance.
                                    Section 7. Adjustments.

         7.1 In the event that after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), and (ii) the number of shares of Common Stock for which Options may be granted under this Plan, as set forth in
Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.
         7.2 Notwithstanding the foregoing, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, the Committee may make such adjustment as it deems equitable in respect of outstanding Options including, without limitation, the revision or cancellation of any outstanding Options including providing for full vesting for all outstanding options. Any such determination by the Committee shall be effective and binding for all purposes of this Plan.

         Section 8. Effect of the Plan on Employment Relationship. Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary of the Company as the case may be, or limit in any respect the right of the Company or any Subsidiary of the Company to terminate such Participant's employment or other relationship with the Company or any Subsidiary of the Company, as the case may be, at any time.

         Section 9. Amendment of the Plan. The Board of Directors may amend the Plan from time to time as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding stock of the Company present or represented and entitled to vote thereon at a meeting, the Board of Directors may not amend the Plan (i) to increase materially the benefits accruing to participants under the Plan, (ii) to increase materially (except for increases due to adjustments in accordance with Section 7 hereof) the aggregate number of shares of Common Stock for which Options may be granted hereunder or (iii) to modify materially the requirements as to eligibility for participation in the Plan.

         Section 10. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial approval by the stockholders of the Company. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

         Section 11. Effective Date of the Plan. This Plan shall be effective as of January 1, 1997.